15. Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
NOTE 15.	SUBSEQUENT EVENTS

On January 15, 2021 the Company increased its investment in Klonetics Plant Science, Inc by an additional $50,000 CAD in exchange for 83,333 Class A Common Shares at $0.60 CAD per share.

On January 28, 2021 the Company issued 360,000 common shares to an accredited investor at $0.2664 for gross proceeds of $95,904.00 less fees of $24,209.20 for net proceeds of $71,694.80.

On February 22, 2021 the Company issued 500,000 common shares to an accredited investor at $0.2964 for gross proceeds of $148,200 less fees of $10,587.00 for net proceeds of $137,613.00.

On February 24, 2021 an investor converted 200 Preferred A Shares at a 1250 conversion factor into 250,000 Common Shares.

From January 19 to March 24, 2021 the Company issued 1,442,101 Common Shares on conversion of convertible debentures retiring $272,400.00 of principal debentures outstanding and $4,324.96 of interest at prices between $0.1434 to $0.132.

On March 10, 2021 the Company issued $53,500 in new convertible debentures with an accredited investor bearing interest of 10% per annum for proceeds of $50,000, convertible into common shares at any time after 180 days at 61% of market price during the previous 20 day trading period. This debenture is eligible for repayment from 0 – 180 days between 115% and 135%.

Effective December 31, 2020 James Samuelson and Matt Nicosia resigned as directors of CannaPharmaRx, Inc.

On February 17, 2021 the Company entered into a settlement and lockup agreement with the Herick parties settling an outstanding claim filed by the Company.

On March 10, 2021 the Company repaid a promissory note in favor of James Samuelson in the amount of $75,000.

On January 6, 2021, the Company executed an Agreement of Purchase and Sale through its wholly owned subsidiary, Alternative Medical Solutions Inc. for the sale of the lands and premises located at Hanover, Ontario, Canada. A description of the property is detailed in Note 1. of these financial statements. The purchase price is $2,000,000 CAN and the closing of the transaction is expected to be on May 28, 2021. As a result, and in anticipation of the closing, the Company has recorded an impairment of goodwill and fixed assets relating to the property of $7,962,694 at December 31, 2020. This property is the security for a $1,000,000 US Note with Koze Investments, LLC by way of a first-ranking charge. At closing the Note will be retired with the proceeds for the sale. Should the transaction not close, the Company will re-evaluate the potential to develop the property as originally planned when it was acquired in light of current market conditions in the industry.

On March 29, 2021, the Company received the acceptance our Offer to Purchase certain assets and facilities located in Cremona, Alberta, Canada. The purchase price is $12,550,000 CAD. The Company has paid a $200,000 CAD deposit and closing is expected on April 29, 2021. The 55,200 square foot facility is capable of producing 5,200 kilograms of cannabis biomass per year. The facility previously held Health Canada licenses for cultivation and sales of medical dried flower, as well as extract and edible sales. After closing of the transaction, the Company intends to apply for new Health Canada licenses. Funding for this acquisition is in the due diligence phase.